Targeted Medical Pharma, Inc. Innovators in Pharmaceutical Technology November 2012

Safe Harbor Statement This document does not constitute or form part of an invitation or recommendation to subscribe for or purchase any securities . Targeted Medical Pharma, Inc . (“Targeted Medical Pharma”, “TMP” or “the Company”) shall not have any responsibility for any such violations . This document was prepared exclusively for the benefit and internal use of investors in order to evaluate the feasibility of a possible transaction or transactions and does not carry any right of publication or disclosure to any other party . This document is incomplete without reference to, and should be viewed in conjunction with, the oral briefing provided by TMP, the Company’s public filings with the Securities and Exchange Commission (the “SEC”) and press releases . This presentation may not be used for any other purpose without the prior written consent of Targeted Medical Pharma . In preparing this document we have relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources or which was provided to us or otherwise reviewed by us . The information contained in this document has been taken from sources deemed to be reliable . We do not represent that such information is accurate or complete and it should not be relied on as such . Any opinions expressed herein reflect our judgment at this date, all of which are subject to change . We have based the forward - looking statements on our current expectations and projections about future events . These forward - looking statements are subject to known and unknown risks, uncertainties and assumptions about us and with respect to specific factors identified in this presentation and in the Company’s filings with the SEC, specifically the reported risk factors, that may cause our actual results, levels of activity, performance or achievements expressed or implied by such forward - looking statements . Actual results in each case could differ materially from those currently anticipated in such statements . Non - GAAP Financial Measures In this presentation, TMP uses the non - GAAP measures adjusted EBITDA and adjusted earnings per share . TMP believes these non - GAAP financial measures are helpful in understanding its past financial performance and its potential future results . They are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read in conjunction with the consolidated financial statements prepared in accordance with GAAP . TMP’s management regularly uses these supplemental non - GAAP financial measures internally to understand, manage and evaluate its business and make operating decisions . TMP believes that the use of these non - GAAP measures enhances the ability of investors to compare its results from period to period . Investors should note that adjusted EBIDTA and adjusted earnings per share, as used by TMP, may be calculated differently from, and therefore may not be directly comparable to, similarly titled measures used by TMP’ competitors and other companies . The non - GAAP historical financial measures may exclude amortization of intangible assets, share - based compensation, transaction related costs, non - cash interest expense, loss on extinguishment of debt, and the effect of change in the timing of when certain revenue was recognized . The non - GAAP 2012 financial guidance may excludes amortization of intangible assets, share - based compensation, transaction and integration costs, purchase accounting inventory step - up adjustments and the tax effect of these adjustments to GAAP net income . Trademarks All products named in this presentation are protected under trademark including those not marked “TM” . Safe Harbor Statement, Non - GAAP Financial Measures and Trademarks TARGETED MEDICAL PHARMA 2

Biotechnology Company with Established Distribution Channels TARGETED MEDICAL PHARMA 3

Company Snapshot TARGETED MEDICAL PHARMA  Biotechnology company founded in 1999 (as of October 2012, OTCBB : TRGM)  Low - cost development platform  A technology that is applicable to multiple diseases  Replaces pharmaceuticals that have harmful side effects  Nine core proprietary Rx - Only Medical Foods  Strong product pipeline and patent portfolio Low - Cost Pharmaceutical Development Present and Future Distribution Through Multiple Channels Diversified Reimbursement Sources Reimbursement Operations • CCPI • Billing Services Agreement • Business Associate Agreement • GRAS / GRAE status • Medical Foods • Internally - managed trials • Physicians • Mail Order Pharmacy • Pharma Distributors • Military and VA • Licensing • Nursing Homes • Medicare Part D • Medicaid • Major Insurers • Pharmacy Benefit Managers 4

 Must make a disease claim  Requires physician prescription and supervision  Regulated as drugs prior to 1972  Enteral administration  GRAS ingredients  Address specific nutritional deficiencies  Does not need FDA pre - approval Medical foods are FDA - regulated medications intended for the dietary management of a disease that has distinctive nutritional needs that cannot be met by normal diet alone as defined in the Food and Drug Administration's 1988 Orphan Drug Act Amendments . About Rx - Only Medical Foods TARGETED MEDICAL PHARMA 5

Five - component System Stimulates Uptake and Utilization of Amino Acids Targeted Cellular Technology TARGETED MEDICAL PHARMA 6

Product Rollout and Pipeline

Drug	Indication	In Development	Clinical Trials	On Market and Reimbursed
Medical Food Co-Packs	Multiple disease states			✓
Theramine 90	Fibromyalgia			✓
Sentra PM	Sleep Disorders with Depression			✓
Sentra AM	Cognitive Disorders / Fatigue			✓
Trepadone 90	Osteoarthritis			✓
GABAdone	Sleep Disorders with Anxiety			✓
AppTrim	Metabolic Disorders / Obesity			✓
Hypertensa 90	Hypertension			✓
ListerV	Viral Infection / Impaired Immunity			✓
Percura*	Neuropathy			
ESS-1818*	Chronic Anemia			
Pulmona New	Asthma			
STR	Nasal Congestion			
Oral IGF1	Diabetes			

* First Known Oral Stimulation of Stem Cells

7 TARGETED MEDICAL PHARMA

Consistent Biotechnology Development Track Record

Clinical Studies Programs

- Obesity and Metabolic Syndrome with Apptrim® (2001)
- Hypertension with Hypertensa® (2003)
- Sleep disorders with Sentra PM® and GABAdone® (2003)
- Cognitive dysfunction with Sentra AM® (2003)
- Osteoarthritis with Trepadone® and Theramine® (2003)
- Fibromyalgia with Theramine®, Sentra PM® and Sentra AM® (2005)
- Chronic Back Pain with Theramine® (2008)
- Gulf War Illness and PTSD with Sentra AM® and Sentra PM® (2011)
- Peripheral Neuropathy with Percura® (2012)
- Red Blood Cell Stimulation with ESS-1818® (2012)

- Based on Targeted Cellular Technology (TCT)
- Based on Oral Stem Cell Differentiation Formula (O-SDF)

8 TARGETED MEDICAL PHARMA

Improve Patient Outcomes Reduce Negative Side Effects Lower Costs Nutritional Management of Chronic Disease Generally Recognized as Safe Clinical Trials Prove Efficacy Reduce Dosage of Opiates Improved Adherence SOLUTIONS NEEDS Medical Foods: Meeting Physician & Patient Demand TARGETED MEDICAL PHARMA 9

The Basis for Low - Cost Research and Development Exemption No safety trials, only efficacy must be demonstrated Registration 60 products registered with the FDA Categorization 2 Categorized as an old drug Regulation 1 Regulated under the FDA’s medical food definition 1 Regulation • Must be administered under physician supervision • Must be labeled for the dietary management of a specific medical disorder • Must be for the dietary management of disease • Must be comprised of Generally Recognized as Safe (GRAS) ingredients • Must meet distinct nutritional needs not met by normal diet • Must adhere to FDA food and safety labeling requirements 2 Categorization • Holds GRAS / GRAE (Generally Recognized as Effective) status • Under the 1962 FDA Amendment • Under the Feb 17, 2012 Federal Register reaffirmation of Covered Drug definition Faster Time to Market TARGETED MEDICAL PHARMA 10

Primary Uses Reduction of Pain and Inflammation Clinical Trial: Theramine® with Naproxen (Theraproxen®) TARGETED MEDICAL PHARMA 11

Countering NSAID’s inflammatory marker effects Reduction in C - Reactive Protein with Theramine® TARGETED MEDICAL PHARMA 12

Treatment of Low Back Pain Primary Uses Clinical Trial: Theramine® with Ibuprofen (Theraprofen®) TARGETED MEDICAL PHARMA 13

Clinical Trial: Sentra PM® and Trazodone ( Trazamine ®) Management of Sleep Disorders 0.95 1.98 3.86 6.48 0 2 4 6 8 10 - Point Scale Sleep Quality (PSEQ) Change from baseline at Day 14 Placebo Trazodone Sentra PM Both Primary Uses TARGETED MEDICAL PHARMA 14

- 20,000 40,000 60,000 80,000 100,000 120,000 1 2 5 7 17 Effect of ESS on Reticulocyte Count 1 Reticulocytes Stimulation of Red Blood Cell Precursors 1 Effect on one patient in pre - clinical trials. Pre - clinical trials resulted in an 80% response rate. Treatment Initiated Treatment Discontinued Primary Uses Initial Data: ESS - 1818 ( Pipeline) TARGETED MEDICAL PHARMA 15

Pharmacoeconomic Analysis of Theramine TARGETED MEDICAL PHARMA Theramine NSAID Product 633,600,000$ 36,000,000$ GI Bleed Treatment - 225,000,000 Protective Medications - 432,000,000 Laboratory Testing 1,000,000 75,000,000 Negative GI Workup - 144,000,000 Total 634,600,000$ 912,000,000$ Comparative Annual Treatment Cost 38,500,000 capsules administered with no reported G.I. bleeds or deaths. Use of Theramine Reduces the Cost of Care by >30% 16 Sources: Silver DS, et al. Theramine (A Medical Food) Versus Non - Steroidal Anti Inflammatory Agents in Elderly Patients: A Pharmacoeconomic Analysis/ Journal of Pharmacy Research 2012,5(5),2806 - 2809 Gaskin DJ, Richardy P. The Economic Costs of Pain in the United States/ The Journal of Pain, Vol 13, No 8 (August), 2012: pp 715 - 724

Intellectual Property Highlights TARGETED MEDICAL PHARMA 特許 Six Issued Patents Four Patents Pending □ 4 USPTO neurotransmitter - specific patents covering Targeted Cellular Technology® (TCT) □ 1 USPTO patent covering the convenience pack presentation □ 1 Japanese patent covering TMP’s Targeted Cellular Technology® □ Stimulation of RBC production* □ Oral Insulin / Insulin Resistance* □ Neuropathy treatment □ Billing methodology for physician dispensing of medication (ALLOWED) 1 Targeted Cellular Technology® is a five - component system the stimulates the uptake and utilization of amino acids. It enables efficacy from microgram quantities of amino acids. *First Known Oral Stimulation of Stem Cells 17

Innovators in Pharmaceutical Technology Financials and Team

Financial Snapshot – Fiscal Year 2011 Summary December 31, 2011 Revenue $8.8 million Operating Expenses $11.8 million Shares Outstanding 22.0 million Shares: Fully Diluted 28.6 million Other Information Comments Non - Recurring Expense $1.5mm in non recurring expense (includes $950,000 related to going - public process and 550,000 related to salary continuation to estate) Contract Receivables $33 million as of June 30, 2012 supported by more than $60 million in claims TARGETED MEDICAL PHARMA 19

Shipments : Contract Receivables Collections : Recognized Revenue Prior revenue recognition practices led to “Contract Receivables” Monthly collections are approximately 1.5% to 2.0% Collected amounts impact bottom - line operating revenue almost directly Contract receivables are constantly rejuvenated by additional shipments $33 million as of June 30, 2012 Supported by more than $60 million in claims. Contract Receivables TARGETED MEDICAL PHARMA 20

Improving the Reimbursement Mix 1 TARGETED MEDICAL PHARMA 0% 10% 20% 30% 40% 50% 60% 70% 80% 1/1/2011 1/1/2012 1/1/2013 1/1/2014 Workers Comp Private Insurance Medicare Part D 1 Does not include contracts or proposed contracts with institutional clients such as distributors to the military and foreign sal es. 21

Financial, Collection and Sales Data TARGETED MEDICAL PHARMA $400,000 $500,000 $600,000 $700,000 $800,000 $900,000 $1,000,000 Apr-12 May-12 Jun-12 Jul-12 Aug-12 Sep-12 Monthly Collections Growth Trend Quarterly Invoice Trend $3,400,000 $3,500,000 $3,600,000 $3,700,000 $3,800,000 $3,900,000 $4,000,000 $4,100,000 Q1'2012 Q2'2012 Q3'2012 22

Reimbursement Channels

Channel Types	☑ Workers' Compensation ☑ Private Insurance ☑ Medicare Secondary Insurance Plans
Top PBMs	☑ Rx Solutions ☑ Medco ☑ Caremark ☑ Catamaran (Walgreens) ☑ MedImpact Express Scripts
Top Medical Plans	☑ Cigna ☑ BlueCross/Blue Shield ☑ United Healthcare ☑ Aetna ☑ Health Net
Government Reimbursement	☑ Medicare Part D Medicaid Tricare DOD / VA

Collections

Blue = Current payers ☑
Black = In process

23 TARGETED MEDICAL PHARMA

Cambridge Contract TARGETED MEDICAL PHARMA 24 Turning Long Term Receivables into Cash and Short Term Receivables • Contract signed on November 20, 2012 • Workers compensation revolving purchase of “early A/R” • Paid within 5 days of dispense, not dependent on collection date • Converts CA workers compensation receivables from Long Term to Current

Medicare and Private Insurance TARGETED MEDICAL PHARMA 25 Current status • Medicare Advantage • Medicare Supplemental • > 50% of Formulary exemption challenges • Increasing Judicial acceptance of dual status of Medical Food and old drug, thus a covered drug • PPO and PBM Payers Future Direction • Concentration on current Medicare Payers • Continued expansion of Medicare and Medicaid • Military and Federal Employees

Profitability Drivers TARGETED MEDICAL PHARMA National Sales Growth Increased Formulary Acceptance Overseas Sales Growth Institutional & Military Sales Increased Collections Rate Launch Pipelined Products 26

William Shell, M.D. CEO, Chief Science Officer Extensive background in science and medicine, including roles as director of the Keesler Air Force Base Coronary Care Unit and director of the Cardiovascular Biochemistry Research Laboratories at Cedars Sinai Medical Center. Served as chairman and Chief Science Officer of Interactive Medical Technologies and as Chief Science Officer of Beverly Glen Medical Systems. Dr. Shell is a graduate of the University of Michigan Medical School. Following his residency at the University of Michigan, Dr. Shell studied cardiology under Dr. Eugene Braunwald at the University of California San Diego as part of a National Institutes of Health (NIH) Special Fellowship . David Silver, M.D. EVP of Scientific and Medical Affairs Conducted more then 100 clinical trials and is a national expert on pain , fibromyalgia and PTSD. Served as an associate professor at UCLA, as well as former Clinical Chief of Rheumatology and director of the Chronic Pain Rehabilitation Program at Cedars - Sinai Medical Center. Also served as associate director of the Osteoporosis Medical Center and is a member of the Scientific Advisory Committee of the American College of Rheumatology. Dr. Silver is a graduate of the Boston University School of Medicine. He did his residency training in internal medical at Northwestern University School of Medicine and his fellowship in Rheumatology at Cedars Sinai Medical Center. Amir Blachman, MBA VP of Strategy and Operations, Compliance Officer, Secretary More than fifteen years of operations , strategy, investor relations and finance experience. Mr. Blachman served as director of operations for PeopleSupport.com (Nasdaq:PSPT ) as well as a broker services supervisor for Franklin Templeton Mutual Funds (NYSE:BEN ). Mr. Blachman’s cross - industry experience includes financial services, real estate investment and pharmaceuticals. Mr. Blachman served as an instructor in the Israeli Air Force, he holds a BA in Psychology from UC Santa Barbara and an MBA from UCLA. Key Management TARGETED MEDICAL PHARMA 27

Maurice J. DeWald - Chairman of the Board and Compensation Committee • Retired board member and regional managing partner at KPMG • Serves as board director for several healthcare companies Kerry Weems - Chair of Nominating and Corporate Governance Committees • Former administrator for the Centers for Medicare and Medicaid Services (CMS); most recently served as vice - chairman of the American Health Information Community • Nationally respected health policy expert; 28 years in federal government Arthur R. Nemiroff - Chair of Audit Committee • Former Partner at BDO, USA LLP with primary focus on healthcare • Former director and member of audit committee for the City of Hope Medical Center Donald J. Webster - Director • Former general manager of procurement at Chevron Corporation; experience in supply chain management and production operations Independent Directors TARGETED MEDICAL PHARMA 28

Investment Considerations HIGH DEMAND PRODUCTS ADDRESSING LARGE MARKETS 1 GROWING ADOPTION OF MEDICAL FOODS 2 ROBUST PIPELINE 3 STRONG AND VALUABLE INTELLECTUAL PROPERTY PORTFOLIO 4 PROVEN SAFETY AND EFFICACY THROUGH CLINICAL TRIALS 5 LOW SIDE - EFFECT PROFILE 6 LOW - COST DEVELOPMENT PLATFORM / FASTER TIME TO MARKET 7 STRONG REIMBURSEMENT 8 ESTABLISHED SALES 9 STRONG GROWTH POTENTIAL 10 TARGETED MEDICAL PHARMA 29

Contact 2980 Beverly Glen Circle, Suite 301 Los Angeles, CA 90077 Telephone: 310 - 474 - 9809 Fax: 310 - 531 - 7089 investors@tmedpharma.com Brand site: www.ptlcentral.com Company site: www.tmedpharma.com